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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements No. 333-65245, No. 333-65255, No. 333-31054, No. 333-37456, No. 333-43510, No.
333-62940, No. 333-62942, No. 333-62946 and No. 333-62948 of Entrust, Inc. on
Forms S-8 of our report dated February 15, 2002, appearing in this Annual Report on Form 10-K of Entrust, Inc. for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP

Dallas, Texas
March 25, 2002